UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

5/31

Date of reporting period:  5/31/14

Item 1.  Reports to Stockholders.

Longboard Managed Futures Strategy Fund

Class A Shares (Symbol: WAVEX)

Class I Shares (Symbol: WAVIX)

Annual Report

May 31, 2014

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders:

We are pleased to present you with the Longboard Managed Futures Strategy Fund Annual Report for the reporting period June-2013 to May-2014.

The Longboard Managed Futures Strategy Fund employs an unconstrained trend following strategy to participate in over 130 global markets from the Commodities, Currencies, Equities, and Fixed Income asset classes.  The primary investment objective of the Fund is to seek absolute returns that are similar to, but not correlated with, traditional equity and bond portfolios over time.  This is pursued through analysis of price data to identify and participate in trends, both long and short, across global markets.  Significant trends can develop for many reasons, some of which often correspond with periods of equity and/or bond market turbulence.  The ability to participate in price trends, both long and short, across international markets and asset classes, offers the potential of valuable diversification to traditional portfolios.

Over the last 12 months, the Longboard Managed Futures Strategy Fund – Class I returned 1.54%.  By way of comparison, the Merrill Lynch 3 Month Treasury Bill Index (the Fund’s benchmark) returned 0.06%, and the Newedge Trend Sub-Index (an index of peer group trend following hedge funds) experienced a loss of -3.03%.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

The returns shown are presented as the component of overall fund performance attributed to the named asset class. Holdings are subject to change at any time and should not be considered investment advice.

2013’s theme of rising interest rates, an appreciating U.S. Dollar, and declining commodities and commodity-currencies has generally reversed so far in 2014.  The losses we experienced from reversals in Fixed Income, Currencies, and Commodities caused a drag on portfolio performance, negating some of the gains made from persistent trends in Equities.

The global bull market in Equities continued over the past year, and our long exposure to this asset class produced the bulk of the Fund’s profits.  Equities performance shifted  somewhat from developed to emerging markets in 2014, evidenced by the fact that two of our largest gains year-to-date have been from long positions in the Indian and Taiwanese markets. We remain moderately long Equities around the world, with the interesting exception of a short position in the mainland Chinese market.

Commodity markets, for the most part, have experienced broad and significant price increases over the past two quarters. The Fund responded by establishing significant long exposure in various energy, livestock, and agricultural products; however, it also maintained modest short exposure in grains and metals markets which have defied the emerging inflation theme and trended lower.

Last year’s theme of declining commodity-currencies did not continue into 2014.  The Fund responded to trend reversals in the Australian Dollar, Brazilian Real, and South African Rand by closing these short positions in accordance with our risk management protocols.  The Fund maintained multiple short positions in the Japanese Yen relative to several other currencies, as this down trend has remained firmly intact.  More recent trends have inspired long positions in the British Pound, New Zealand Dollar, Euro, and Swiss Franc.

Fixed Income markets rallied in several European countries, as well as in America and Japan so far in 2014.  The Fund had very limited exposure to this asset class over the past year, but has recently developed some modest long exposure, primarily in Europe.  Our only short trend currently is in New Zealand’s market, which has experienced declining Fixed Income prices so far in 2014 as their central bank has hiked rates multiple times recently in response to rising inflation pressures.

Looking forward, today’s investment environment is rather unusual.  For the first time in modern history, stock markets are at record highs and interest rates are at generational lows, while inflationary pressures are building in a variety of commodity markets.  We believe that unconstrained, global, diversified trend following should be part of a balanced portfolio.  Such an approach can achieve meaningful exposure to commodity and currency markets, which have historically experienced persistent trends during inflationary environments.  Furthermore, should a rising interest rate/inflationary environment result in insurmountable headwinds for traditional equity and bond portfolios, our approach may preserve capital by exiting such markets and pursuing opportunities in other asset classes.

At Longboard we apply a disciplined, rules-based trend following investment strategy and risk control process.  We monitor every liquid exchange traded market around the globe for price trends.  Our risks and exposures are managed daily in response to changing market conditions.  As always, we will maintain discipline, have realistic expectations, and strive for returns with a healthy respect risk.

Thank you for investing in the Longboard Managed Futures Strategy Fund.

Sincerely,

Eric Crittenden

Chief Investment Officer

Portfolio Manager

Index Definitions

Counter-trend:  The act of establishing a position that is opposite the prevailing trend.  For example, if the S&P 500 index has risen over the last year and is currently trading at a 52 week high, a counter-trend approach to investing would be to open a short (sell) position.  Such a position would profit if the S&P 500 declines (moves counter to the prevailing trend).  Likewise, if Gold has declined over the past year and is currently trading at a 52 week low, a counter-trend approach to investing would be to open a long (buy) position.  Such a position would profit if Gold rises (moves counter to the prevailing trend).

Bank of America Merrill Lynch 3 month Treasury Bill Index: an unmanaged index that measures returns of three-month Treasury Bills.

The indices included are for informational purposes only and are not reflective of any investment.  As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is not necessarily indicative of future results.

The Newedge CTA Index:  equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment.

The Newedge CTA Trend Sub-Index:  a subset of the Newedge CTA Index, and follows traders of trend following methodologies.

Short: Selling an asset such as a stock, commodity or currency, with the expectation that the asset will decrease in values.

Long: Buying an asset such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Commodity: Any good exchanged during commerce, which includes goods traded on a commodity exchange, typically through the use of futures contracts.

Futures Contract: A contractual agreement, generally made on the trading floor of a futures exchange, to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Hedge: Making an investment to reduce the risk of adverse price movements in an asset.  Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract.

Forward Contract:  A customized contract between two parties to buy or sell an asset at a specified price on a future date.  A forward contract can be used for hedging or speculation. While their OTC nature makes it easier to customize terms, the lack of a centralized clearinghouse also gives rise to a higher degree of default risk.  As a result, forward contracts are not as easily available to the retail investor as futures contracts.

Risk Premium:  Return in excels of the risk-free rate of return that an investment is expected to yield. A form of expected compensation for investors who tolerate the extra risk, compared to that of a risk-free asset.

3195-NLD-7/21/2014

Longboard Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2014

The Fund's performance figures* for the period ended May 31, 2014, as compared to its benchmark:
		Inception** -	Inception*** -
	One Year	May 31, 2014	May 31, 2014
Longboard Managed Futures Strategy Fund - Class A***	1.24%	N/A	(1.51)%
Longboard Managed Futures Strategy Fund - Class A with load***	(4.58)%	N/A	(6.29)%
Longboard Managed Futures Strategy Fund - Class I **	1.54%	0.85%	N/A
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%	0.09%	0.06%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.  Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses are 3.32% for Class A and 3.07% for Class I shares per the September 30, 2013, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

** Inception date for Class I is June 27, 2012.
*** Inception date for Class A is March 22, 2013.
The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

Comparison of the Change in Value of a $10,000 Investment

Longboard Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
May 31, 2014

The Fund’s Top Asset Classes are as follows:

Holdings by Asset Class	% of Net Assets
U.S. Treasury	40.6%
Food, Beverage & Tobacco	8.3%
Commercial Paper Investments:
Oil & Gas	6.6%
Pipelines	3.3%
Commercial Services	3.3%
Home Furnishings	3.3%
Iron/Steel	3.3%
Media	2.7%
Futures Contracts	2.2%
Forward Foreign Currency Exchange Contracts	2.0%
Purchased Options	0.0%		(1)
Other, Cash & Cash Equivalents	24.4%
	100.0%
(1) Amount represents less than 0.005%.

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Portfolio's holdings.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
May 31, 2014
Principal ($)		Fair Value
	SHORT-TERM INVESTMENTS - 71.4%
	COMMERCIAL PAPER - 30.8%
	COMMERCIAL SERVICES - 3.3%
3,000,000	ERAC USA Finance LLC, 0.32%, 7/14/14, 144A	$ 2,998,826

	FOOD, BEVERAGE & TOBACCO - 8.3%
3,000,000	American Crystal Sugar, 0.30%, 6/23/14	2,999,425
4,616,000	Dairy Farmers of America, Inc., 0.23%, 6/2/14, 144A	4,615,941
		7,615,366
	HOME FURNISHINGS - 3.3%
3,000,000	Whirlpool Corp., 0.30%, 6/25/14, 144A	2,999,375

	IRON/STEEL - 3.3%
3,000,000	Glencore Funding LLC, 0.39%, 7/24/14, 144A	2,998,245

	MEDIA - 2.7%
2,500,000	Cox Enterprises Inc., 0.33%, 6/19/14. 144A	2,499,565

	OIL & GAS - 6.6%
3,000,000	ENIFIN, 0.32%, 7/29/14, 144A	2,998,426
3,000,000	Noble Corp, 0.40%, 7/29/14, 144A	2,998,033
		5,996,459
	PIPELINES - 3.3%
3,000,000	Enbridge Energy Partners LP, 0.35%, 7/24/14, 144A	2,998,425

	TOTAL COMMERCIAL PAPER (Cost $28,106,261)	28,106,261

	U.S. TREASURY - 40.6%
3,000,000	United States Treasury Bill due 8/28/2014, 0.030% + ^	2,999,802
34,000,000	United States Treasury Bill due 8/28/2014, 0.030% ^	33,997,886
	TOTAL U.S. TREASURY (Cost $36,997,688)	36,997,688

	TOTAL SHORT-TERM INVESTMENTS (Cost $65,103,949)	65,103,949
See accompanying notes to consolidated financial statements.
Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2014
No. of Contracts		Value
	PURCHASED PUT OPTIONS * - 0.0%
554	2 Year Bond
	Expiration August 2014, Exercise Price $109.00	$ 8,657
197	Euro BOBL Future
	Expiration August 2014, Exercise Price $123.25	4,031
75	Euro-Bund Future
	Expiration August 2014, Exercise Price $135.50	1,023
918	Euro Schatz
	Expiration August 2014, Exercise Price $110.10	18,785
97	Live Cattle +
	Expiration August 2014, Exercise Price $121.00	1,940

	TOTAL PURCHASED OPTIONS (Cost $56,131)	34,436

	TOTAL INVESTMENTS - 71.4% (Cost $65,160,080) (a)	$ 65,138,385
	OTHER ASSETS LESS LIABILITIES - 28.6%	26,111,693
	NET ASSETS - 100.0%	$ 91,250,078

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $65,160,080 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ -
	Unrealized Depreciation:	(21,695)
	Net Unrealized Depreciation:	$ (21,695)

+ All or a portion of this investment is a holding of Longboard Fund Limited.
^ Interest rate represents discount rate at time of purchase.
* Non-Income producing securities.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At May 31, 2014 securities amounted to $25,106,836 or 27.51% of net assets.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
May 31, 2014
Open Long Future Contracts	Description	Expiration	Underlying Face Amount at Value	Unrealized Gain/ (Loss)
554	2 Year Bond	Sep-14	121,750,364	$ 33,642
190	10 YR Mini JBG	Jun-14	27,170,000	121,258
650	90 Day Euro$ Future	Dec-15	161,078,125	(3,387)
29	AEX Index	Jun-14	3,223,495	31,336
83	Brent Crude Future +	Jul-14	9,081,030	116,300
215	Bursa Crude Palm Oil +	Aug-14	4,053,417	(192,468)
45	CAC 40 10 Euro Future	Jun-14	2,765,574	26,459
120	Cocoa +	Jul-14	3,685,200	107,720
129	Cocoa Future +	Jul-14	4,219,248	140,608
27	Coffee +	Jul-14	1,797,188	(259,369)
7	Dax Index	Jun-14	2,372,787	153,149
52	DJIA Index Future Mini	Jun-14	4,343,040	125,295
42	Euro Buxl Future	Sep-14	7,621,572	(19,481)
197	Euro BOBL Future	Sep-14	34,289,426	57,678
918	Euro Schatz	Sep-14	138,527,118	(7,189)
58	Euro STOXX 50	Jun-14	2,563,605	167,988
75	Euro Bund Future	Sep-14	14,902,200	66,655
39	Feeder Cattle +	Aug-14	3,842,475	272,938
171	Frozen Concentrated OJ +	Jul-14	4,088,610	(92,498)
49	FTSE 100 Index	Jun-14	5,607,256	228,541
14	FTSE/MIS Index	Jun-14	2,065,249	83,271
19	IBEX-35 Index	Jun-14	2,790,940	46,381
61	Lean Hogs +	Jul-14	2,939,590	(106,040)
97	Live Cattle +	Aug-14	5,377,680	28,690
17	LME Nickel Future +	Jun-14	1,959,624	(81,546)
41	MSCI EAFE Index Mini	Jun-14	4,015,335	165,265
118	MSCI Taiwan Index	Jun-14	3,826,740	650
52	Nasdaq 100 E-Mini	Jun-14	3,884,920	99,705
44	Natural Gas Future +	Jul-14	1,998,480	(21,250)
80	NYMEX Palladium +	Sep-14	6,690,800	(14,000)
49	Oat Future +	Jul-14	908,950	34,500
199	OMXS30 Index	Jun-14	4,175,120	78,413
119	Robusta Coffee Future (10) +	Jul-14	23,050,300	(83,430)
31	Russell Mini Future	Jun-14	3,512,920	(130,020)
47	S&P E-Mini Future	Jun-14	4,515,525	138,235
33	S&P Midcap 400 Emini	Jun-14	4,543,440	48,420
27	S&P/TSX 60 IX	Jun-14	4,155,187	62,866
357	SGX CNX Nifty Index	Jun-14	5,159,364	(103,028)
35	Soybean Future +	Jul-14	2,613,188	62,362
52	Soybean Meal +	Jul-14	2,601,040	167,040

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
May 31, 2014
Open Long Future Contracts	Description	Expiration	Underlying Face Amount at Value	Unrealized Gain/ (Loss)
58	SPI 200	Jun-14	7,425,583	$ 107,391
918	Three Month Euro Swiss Franc	Mar-15	256,858,695	50,324
133	TOCOM Gasoline +	Nov-14	5,115,433	77,356
75	TOCOM Kerosene +	Nov-14	2,957,618	(13,607)
Net Unrealized Appreciation from Open Long Futures Contracts				$ 1,773,123
+ All or a portion of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
May 31, 2014
Open Short Future Contracts	Description	Expiration	Underlying Face Amount at Value	Unrealized Gain/ (Loss)
194	Canola +	Nov-14	1,661,276	$ 50,466
46	CBOE VIX Future +	Jun-14	611,800	93,380
60	Copper +	Jul-14	4,685,250	(141,600)
70	LME Aluminum +	Jun-14	3,174,938	(77,249)
552	SGX FTSE China A50	Jun-14	3,679,080	(10,130)
35	Silver +	Jul-14	3,269,350	130,880
66	Soybean Oil Future +	Jul-14	1,524,600	161,166
205	TOCOM Rubber +	Oct-14	1,983,375	32,384
Net Unrealized Appreciation from Open Short Futures Contracts				$ 239,297

Net Unrealized Appreciation from Open Futures Contracts				$ 2,012,420

+ All or a portion of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FOREIGN EXCHANGE CONTRACTS
May 31, 2014
Settlement Date	Currency Units to Receive/Deliver		In Exchange For		U.S. $ Value	Unrealized Gain/ (Loss)
To Buy:
6/18/2014	5,000,000	AUD	4,627,500	USD	$ 4,647,050	$ 19,550
6/17/2014	7,000,000	BRL	2,976,823	USD	3,105,724	128,901
6/18/2014	4,700,000	CHF	553,696,000	JPY	5,256,892	(117,593)
6/18/2014	11,900,000	CHF	13,675,899	USD	13,310,002	(365,895)
6/18/2014	159,278,400	CZK	8,100,000	USD	7,905,119	(194,881)
6/18/2014	2,650,000	EUR	376,557,500	JPY	3,615,061	(52,059)
6/18/2014	7,425,000	EUR	10,323,614	USD	10,128,992	(194,622)
6/18/2014	2,300,000	GBP	4,236,140	AUD	3,857,167	20,077
6/18/2014	6,850,000	GBP	11,452,078	USD	11,487,649	35,571
6/18/2014	7,749,500	GBP	9,500,000	EUR	12,996,136	(49,592)
6/18/2014	2,700,000	GBP	460,653,000	JPY	4,527,978	22,188
6/18/2014	37,023,300	NOK	6,200,000	USD	6,194,792	(5,208)
6/18/2014	15,500,000	NZD	13,103,960	USD	13,137,372	33,412
6/18/2014	25,430,000	PLN	8,367,534	USD	8,377,802	10,268
6/18/2014	82,795,400	SEK	13,000,000	USD	12,390,175	(609,825)
6/18/2014	4,509,500	USD	5,000,000	AUD	4,509,500	(137,550)
6/17/2014	2,906,494	USD	7,000,000	BRL	2,906,494	(199,230)
6/18/2014	4,665,761	USD	5,200,000	CAD	4,665,761	(121,274)
6/18/2014	8,100,000	USD	159,367,500	CZK	8,100,000	190,458
6/18/2014	5,849,234	USD	598,600,000	JPY	5,883,563	(34,329)
6/18/2014	6,200,000	USD	36,793,280	NOK	6,156,305	43,695
6/17/2014	3,801,459	USD	142,300,000	RUB	4,065,596	(264,137)
6/18/2014	13,000,000	USD	85,224,100	SEK	12,753,626	246,374
6/18/2014	3,000,000	USD	32,581,500	ZAR	3,073,070	(73,070)
6/18/2014	31,057,500	ZAR	3,000,000	USD	2,929,327	(70,673)

To Sell:
6/18/2014	4,236,140	AUD	2,300,000	GBP	3,937,111	(86,883)
6/18/2014	9,500,000	EUR	7,749,500	GBP	12,959,653	98,517
6/18/2014	460,653,000	JPY	2,700,000	GBP	4,527,700	(20,087)
6/18/2014	376,557,500	JPY	2,650,000	EUR	3,701,136	(15,332)
6/18/2014	553,696,000	JPY	4,700,000	CHF	5,442,207	(44,957)
Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts:						$ (1,808,186)

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
May 31, 2014

ASSETS
Investment securities:
At cost	$ 65,160,080
At fair value	$ 65,138,385
Cash	8,598,022
Cash Deposits with Broker	17,280,338
Receivable for Fund shares sold	248,681
Net unrealized appreciation from open futures contracts	2,012,420
TOTAL ASSETS	93,277,846

LIABILITIES
Net unrealized depreciation on forward foreign currency exchange contracts	1,808,186
Investment advisory fees payable	208,275
Payable for Fund shares redeemed	8,736
Distribution (12b-1) fees payable	2,310
Accrued expenses and other liabilities	261
TOTAL LIABILITIES	2,027,768
NET ASSETS	$ 91,250,078

Net Assets Consist Of:
Paid in capital	$ 89,565,759
Accumulated Undistributed net investment income	1,808,205
Accumulated net realized loss from security transactions, option contracts, futures
contracts and foreign currency exchange contracts	(308,350)
Net unrealized appreciation of investments, options contracts, futures contracts and
foreign currency exchange contracts	184,464
NET ASSETS	$ 91,250,078

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 11,500,285
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,141,798
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$ 10.07
Maximum offering price per share (maximum sales charge of 5.75%)	$ 10.68

Class I Shares:
Net Assets	$ 79,749,793
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,885,156
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$ 10.11

(a) Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended May 31, 2014

INVESTMENT INCOME
Interest	$ 89,348
Less: Foreign withholding taxes	(217)
TOTAL INVESTMENT INCOME	89,131

EXPENSES
Investment advisory fees	1,799,251
Distribution (12b-1) fees: Class A	10,413
TOTAL EXPENSES	1,809,664
NET INVESTMENT LOSS	(1,720,533)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	165
Futures contracts	4,072,038
Foreign currency transactions	167,001
Options contracts purchased	(68,990)
4,170,214
Net change in unrealized appreciation (depreciation) of:
Futures contracts	1,481,899
Foreign currency transactions	(1,262,950)
Options contracts purchased	(24,400)
194,549
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,364,763
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,644,230

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	May 31, 2014	May 31, 2013 (a)
FROM OPERATIONS
Net investment loss	$ (1,720,533)	$ (309,107)
Net realized gain (loss) from security transactions, futures contracts
and foreign currency transactions	4,170,214	(305,097)
Net change in unrealized appreciation (depreciation) of security transactions
option contracts, futures contacts and foreign currency translations	194,549	(10,085)
Net increase (decrease) in net assets resulting from operations	2,644,230	(624,289)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(21,293)	-
Class I	(314,329)	-
Net decrease in net assets from distributions to shareholders	(335,622)	-

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	12,072,656	76,483
Class I	58,007,462	40,032,803
Net asset value of shares issued in reinvestment of distributions:
Class A	19,746	-
Class I	253,405	-
Redemption fee proceeds:
Class A	38	1
Class I	3,225	3,337
Payments for shares redeemed:
Class A	(998,951)	(47)
Class I	(16,489,781)	(3,414,618)
Net increase in net assets from shares of beneficial interest	52,867,800	36,697,959

TOTAL INCREASE IN NET ASSETS	55,176,408	36,073,670

NET ASSETS
Beginning of Period	36,073,670	-
End of Period*	$ 91,250,078	$ 36,073,670
*Includes accumulated undistributed net investment income of:	$ 1,808,205	$ 230,267

(a)	The Longboard Managed Futures Strategy Fund commenced operations on June 27, 2012. The inception date for Class I is June 27, 2012 and the inception date for Class A is March 22, 2013.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	May 31, 2014	May 31, 2013 (a)
SHARE ACTIVITY
Class A:
Shares Sold	1,234,902	7,542
Shares Reinvested	1,973	-
Shares Redeemed	(102,614)	(5)
Net increase in shares of beneficial interest outstanding	1,134,261	7,537

Class I:
Shares Sold	5,972,358	3,927,674
Shares Reinvested	25,240	-
Shares Redeemed	(1,708,534)	(331,581)
Net increase in shares of beneficial interest outstanding	4,289,064	3,596,092

(a)	The Longboard Managed Futures Strategy Fund commenced operations on June 27, 2012. The inception date for Class I is June 27, 2012 and the inception date for Class A is March 22, 2013.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A			Class I
	For the	Period Ended		For the	Period Ended
	Year Ended	May 31,		Year Ended	May 31,
	May 31, 2014	2013 (2)		May 31, 2014	2013 (1)
Net asset value, beginning of period	$ 10.00	$ 10.31		$ 10.01	$ 10.00

Activity from investment operations:
Net investment loss (3)	(0.31)	(0.06)		(0.28)	(0.26)
Net realized and unrealized
gain (loss) on investments	0.43	(0.25)		0.43	0.27
Total from investment operations	0.12	(0.31)		0.15	0.01

Less distributions from:
Net realized gains	(0.05)	-		(0.05)	-
Total distributions	(0.05)	-		(0.05)	-

Paid-in-Capital From Redemption Fees (4)	0.00	0.00		0.00	0.00

Net asset value, end of period	$ 10.07	$ 10.00		$ 10.11	$ 10.01

Total return (5)	1.24%	(3.01)%		1.54%	0.10%

Net assets, at end of period (000s)	$ 11,500	$ 75		$ 79,750	$ 35,998

Ratio of net expenses to average
net assets	3.24%	3.24%	(6)	2.99%	2.99%	(6)
Ratio of net investment loss
to average net assets	(3.14)%	(3.06)%	(6)	(2.84)%	(2.82)%	(6)

Portfolio Turnover Rate (8)	0%	0%	(7)	0%	0%	(7)
(1)	The Longboard Managed Futures Strategy Fund's Class I shares commenced operations June 27, 2012.
(2)	The Longboard Managed Futures Strategy Fund's Class A shares commenced operations March 22, 2013.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)	Amounts represents less than $0.005 per share.
(5)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.
(7) Not annualized.
(8)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2014

1.

ORGANIZATION

The Longboard Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks positive absolute returns. The Fund commenced operations on June 27, 2012.

The Fund currently offers two classes of shares, Class A and Class I shares.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value without an initial sales charge.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, including commercial paper investments, having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Longboard Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2014

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Longboard Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2014

Forward Currency Contracts - As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign exchange contracts in the consolidated statement of operations. For the year ended May 31, 2014, the Fund had realized gains of $167,001 from forward currency contracts.

Futures Contracts – The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the year ended May 31, 2014, the Fund had realized gains of $4,072,038 from futures contracts.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against this risk.

When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the

Longboard Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2014

exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended May 31, 2014, the Fund had realized losses of $68,990 from Purchased Options Contracts.

The Fund utilizes various methods to measure fair value of all of their investments on a recurring basis.   GAAP establishes the hierarchy that prioritizes inputs to valuation methods.   The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of May 31, 2014 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

Longboard Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2014

Assets *	Level 1	Level 2	Level 3	Total
Commercial Paper	$ -	$ 28,106,261	$ -	$ 28,106,261
U.S. Treasury	-	36,997,688	-	36,997,688
Open Futures Contracts	2,012,420	-	-	2,012,420
Purchased Put Options	34,436	-	-	34,436
Total	$ 2,046,856	$ 65,103,949	$ -	$ 67,150,805
Liabilities	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Exchange Contracts	$ -	$ 1,808,186	$ -	$ 1,808,186
Total	$ -	$ 1,808,186		$ 1,808,186

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

* See Portfolio of Investments for industry classification.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset derivative available for offset under a master netting arrangement net of collateral pledged as of May 31, 2014.

Consolidation of Subsidiary – Longboard Fund Limited (LFL) – The Consolidated Financial Statements of the Fund include the accounts of LFL, which is a wholly-owned and controlled foreign subsidiary. The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

Longboard Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2014

The Fund may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the Funds’ investment objectives and policies.

A summary of the Funds’ investments in the LFL is as follows:

For tax purposes, LFL is an exempted Cayman investment company.  LFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, LFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax.  However, as a wholly-owned Controlled Foreign Corporation, LFL’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk - Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general

Longboard Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2014

interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities:

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities for the year ended May 31, 2014:

Impact of Derivatives on the Consolidated Statement of Operations:

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended May 31, 2014:

Longboard Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2014

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts

Net realized gain (loss) from option contracts purchased, foreign currency transactions, futures contracts

Net change in unrealized appreciation/depreciation from options contracts purchased, futures contracts, foreign currency transactions

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure serve as indicators of the volume of derivative activity for the Fund for the year ended May 31, 2014:

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis

Longboard Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2014

treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2013 or expected to be taken in the Fund’s 2014 tax returns. The Fund has identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT TRANSACTIONS

For the year ended May 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, respectively. All investments held by the Fund throughout the year had maturities or settlement dates of less than one year from the time they were acquired and are considered short term investments.

Longboard Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2014

4.

INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Longboard Asset Management, LLC (the “Fund Manager”) serves as the Fund’s Investment Adviser (the “Adviser”). The Adviser has engaged Horizon Cash Management, LLC as the sub-adviser to the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the Investment Advisory fee) for the services and facilities it provides at the annual rate of 2.99% of the Fund’s average daily net assets. The unitary management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board of Trustees, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) day notice. During the year ended May 31, 2014, the Adviser earned Advisory fees of $1,799,251.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, sub-adviser, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares.   The Distributor is an affiliate of GFS. For the year ended May 31, 2014, the Distributor received $67,312 in underwriting commissions for sales of Class A shares, of which $7,456 was retained by the principal underwriter or other affiliated broker-dealers. These are not expenses to the Fund, rather, a charge to share sale proceeds.

5.

REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption fee occurs.  For the year ended May 31, 2014, the Fund assessed $3,263 in redemption fees.

Longboard Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2014

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended May 31, 2014 and the period May 31, 2013 was as follows:

As of May 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gain (loss) and accumulated net investment income (loss) is primarily attributable to tax adjustments for the Fund’s wholly owned subsidiary and the mark-to-market on open futures and forwards contracts.

Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses, and realized gains from foreign currency transactions and short-term capital gains, resulted in reclassification for the tax year ended May 31, 2014 for the Fund as follows:

7.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Longboard Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Longboard Managed Futures Strategy Fund, a series of the Northern Lights Fund Trust II, as of May 31, 2014, the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the financial highlights for the year then ended and for the period from June 27, 2012 (commencement of operations) through May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Longboard Managed Futures Strategy Fund as of May 31, 2014, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period from June 27, 2012 (commencement of operations) through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

July 30, 2014

Longboard Managed Futures Strategy Fund

EXPENSE EXAMPLES (Unaudited)

May 31, 2014

As a shareholder of Longboard Managed Futures Strategy Fund, you incur the ongoing costs of Investment advisory fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/13	Ending Account Value 5/31/14	Expense Paid During Period 12/1/13 - 5/31/14	Expense Ratio During Period** 12/1/13 - 5/31/14
Actual
Longboard Managed Futures Strategy Fund - Class A*	$1,000.00	$ 1,031.00	$16.41	3.24%
Longboard Managed Futures Strategy Fund - Class I*	$1,000.00	$ 1,031.90	$15.15	2.99%
Hypothetical (5% return before expenses)
Longboard Managed Futures Strategy Fund - Class A*	$1,000.00	$1,008.78	$16.23	3.24%
Longboard Managed Futures Strategy Fund - Class I*	$1,000.00	$1,010.02	$14.98	2.99%

*Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

** Annualized.

Longboard Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

May 31, 2014

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 24 and 25, 2014, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the investment advisory agreement between the Trust, on behalf of the Longboard Managed Futures Strategy Fund ( “Longboard Managed Futures”), and Longboard Asset Management, LLC

(“Longboard Asset Management”) (“Longboard Advisory Agreement”).  The Board further considered the renewal of the sub-advisory agreement between Longboard Asset Management and Horizon Cash Management, LLC (“Horizon”) (“Longboard Sub-advisory Agreement”) with respect Longboard Managed Futures.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Longboard Advisory Agreement and the Longboard Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Longboard Advisory Agreement and the Longboard Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Longboard Advisory Agreement and the Longboard Sub-Advisory Agreement and comparative information relating to the advisory fees and other expenses of Longboard Managed Futures.  The materials also included due diligence materials relating to Longboard Asset Management and Horizon (including due diligence questionnaires completed by Longboard Asset Management and Horizon, Longboard Asset Management’s and Horizon’s Forms ADV, select financial information of Longboard Asset Management and Horizon, bibliographic information regarding Longboard Asset Management’s and Horizon’s key management and investment advisory personnel, and comparative fee information relating to the Longboard Managed Futures) and other pertinent information.  Based on their evaluation of information provided Longboard Asset Management and Horizon, in conjunction with Longboard Managed Futures’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Longboard Advisory Agreement and the Longboard Sub-Advisory Agreement with respect to Longboard Managed Futures.

At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

  In considering the renewal of the Longboard Advisory Agreement with respect to Longboard Managed Futures and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below with respect to the Meeting.  In their deliberations considering the Longboard Advisory Agreement, as appropriate, the Trustees did not identify any one factor as all important, but rather considered these factors collectively, in light of the Fund’s particular circumstances.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by Longboard Asset Management related to the proposed renewal of the Longboard Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Longboard Asset Management, including the team of individuals that primarily monitors and executes the investment process.  The Board discussed the extent of its research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of Longboard Asset Management with respect to a series of important questions, including: whether Longboard Asset Management was involved in any lawsuits or pending regulatory

Longboard Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

May 31, 2014

actions; whether the management of other accounts would conflict with its management of Longboard Managed Futures; and whether there are procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided on the practices for monitoring compliance with Longboard Managed Futures’ investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under Longboard Asset Management’s compliance program.  The Board then reviewed the capitalization of Longboard Asset Management based on financial information provided by and representations made by a representative of Longboard Asset Management and concluded that Longboard Asset Management was sufficiently well-capitalized, or its control persons had the ability to make additional contributions in order to meet its obligations to Longboard Managed Futures. The Board concluded that Longboard Asset Management had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Longboard Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Longboard Asset Management to Longboard Managed Futures were satisfactory.

Performance.  The Board reviewed the performance of Longboard Managed Futures as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods noting that Longboard Managed Futures outperformed its peer group but underperformed its Morningstar and benchmark categories.  The Board further discussed the potential causes of Longboard Managed Futures’ relative underperformance including Longboard Asset Management’s explanation that its longer-term approach to portfolio management and maintenance of a more diversified portfolio may have been contributing factors.  After further discussion, the Board concluded that overall, Longboard Managed Futures’ past performance was acceptable and generally in line with its risk level.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by Longboard Asset Management the Board discussed the comparison of management fees and total operating expense data and reviewed Longboard Asset Management’s advisory and overall expenses compared to a peer group comprised of funds constructed by Longboard Asset Management with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for Longboard Managed Futures, which stated that Longboard Asset Management has a unitary management fee out of which Longboard Asset Management pays substantially all expenses of Longboard Managed Futures, including the cost of Horizon’s transfer agency, custody, fund administration, legal, audit and other services, but not interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of Longboard Asset Management’s business.  The Board also noted that Longboard Asset Management has breakpoints for the unitary management fee so that the fee would decrease at certain fund asset levels.  The Board concluded that based on Longboard Asset Management’s experience, expertise and services to Longboard Managed Futures, the advisory fee charged by Longboard Asset Management was reasonable. In addition, the Board considered Longboard Asset Management would be responsible for monitoring Horizon, as sub-adviser to the Fund.  In so doing, Longboard Asset Management would commit substantial financial and other resources to the management of Longboard Managed Futures.

Profitability.   The Board also considered the level of profits that could be expected to accrue to Longboard Asset Management with respect to Longboard Managed Futures based on profitability reports and analyses reviewed by the Board and the selected financial information of Longboard Asset Management provided by Longboard Asset Management. After review and discussion, the Board concluded that based on the services provided by Longboard Asset Management and the projected growth of Longboard Managed Futures, the fees were reasonable and that anticipated profits from Longboard Asset Management’s relationship with the Fund were not excessive.

Longboard Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

May 31, 2014

Economies of Scale. As to the extent to which Longboard Managed Futures will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Longboard Managed Futures, Longboard Asset Management’s expectations for growth of Longboard Managed Futures, and concluded that any material economies of scale would not be achieved in the near term.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Longboard Sub-Advisory Agreement with Horizon. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Horizon, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Horizon; (iii) the performance history of Horizon for Longboard Managed Futures; and (iv) Horizon’s financial condition, history of operations and ownership structure.  In considering the renewal of the Longboard Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services.  As to the nature, quality and extent of the services provided by Horizon, the Board noted the experience of the portfolio management and research personnel of Horizon, including their experience in the investment field, education and industry credentials.  The Board discussed the financial condition of Horizon and reviewed supporting materials.  The Board reviewed the presentation materials prepared by Horizon describing their investment process.  The Board discussed Horizon’s compliance structure and broker selection process.  The Board discussed the capitalization and financial condition of Horizon with a representative of Horizon and, based on that information, concluded that Horizon was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to Longboard Managed Futures. The Board concluded that Horizon had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Longboard Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Fund were satisfactory.

Performance. The Board, including the Independent Trustees, considered the performance of  Longboard Managed Futures and concluded that performance was satisfactory.

Fees, Expenses.  As to the costs of the services to be provided and profits to be realized by Horizon, the Board discussed the sub-advisory fees and considered that Horizon is to be paid by Longboard Asset Management out of its advisory fees and not by Longboard Managed Futures. The Board also believed, based on information that Longboard Asset Management provided that the Longboard Sub-Advisory Agreement had been negotiated at arm’s-length between Longboard Asset Management and Horizon.  The Board also noted that Longboard Asset Management has breakpoints for the sub-advisory fee so that the fee paid to the Horizon would decrease at certain fund asset levels.  Based on all these factors, the Board concluded that the sub-advisory fees to be paid under the Longboard Sub-Advisory Agreement were reasonable in light of the services to be provided thereunder.

Profitability. As to profitability, the Board discussed the total fee previously paid, and expected to be paid to Horizon based on Longboard Managed Futures’ current assets.  The Board noted that Horizon receives no other compensation from the Fund or Longboard Asset Management except for the sub-advisory fee earned pursuant to the Longboard Sub-Advisory Agreement.  The Board further noted that, because all sub-advisory fees are paid by Longboard Asset Management, the overall advisory fees paid by Longboard Managed Futures are not directly affected by the respective sub-advisory fee. Consequently, the Board did not consider the costs of services provided by Horizon or its profitability to be significant factors.

Longboard Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

May 31, 2014

Economies of Scale. Since the sub-advisory fee is not paid by Longboard Managed Futures, the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

Conclusion: The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Longboard Advisory Agreement and the Longboard Sub-Advisory Agreement and the weight to be given to each such factor.  Accordingly, having requested and received such information from Longboard Asset Management and Horizon as the Board believed to be reasonably necessary to evaluate the terms of each of the Longboard Advisory Agreement and the Longboard Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Longboard Advisory Agreement and Longboard Sub-Advisory Agreement separately, (a) the terms of the Longboard Advisory Agreement (or Longboard Sub-Advisory Agreement) are reasonable; (b) the advisory fee (or sub-advisory fee) is reasonable; and (c) the Longboard Advisory Agreement (or Longboard Sub-Advisory Agreement) is in the best interests of Longboard Managed Futures, and its shareholders. In considering the renewal of each of the Longboard Advisory Agreement and Longboard Sub-Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of each of the Longboard Advisory Agreement and Longboard Sub-Advisory Agreement was in the best interests Longboard Managed Futures and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each of the Longboard Advisory Agreement and Longboard Sub-Advisory Agreement.

Longboard Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

May 31, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	30	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust (formerly Northern Lights ETF Trust), Trustee, Arrow Investments Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	30	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	30	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	30	Orizon Investment Counsel (financial services company) Board Member

Longboard Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

May 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011

Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.

			30	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC ( 2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Longboard Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

May 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 -  2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).

			N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

*The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-294-7540.

5/31/14-NLII-V1

Privacy Policy

                                               Rev. April 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

NorthStar Holdings, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Gemini Alternative Funds, LLC

•

Gemini Hedge Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-294-7540 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-294-7540.

INVESTMENT ADVISOR

Longboard Asset Management, LLC

2355 E Camelback Road, Suite 750

Phoenix, Arizona 85016

INVESTMENT SUB-ADVISOR

Horizon Cash Management, LLC

325 W. Huron, Suite 808

Chicago, Illinois 60654

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $ 17,000

2013 - $ 17,000

(b)

Audit-Related Fees

2014 - None

2013 - None

(c)

Tax Fees

2014 –  $3,000

2013 –  $ 3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

  2013

Audit-Related Fees:

0.00%

 0.00%

Tax Fees:

0.00%

 0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $ 3,000

2013 - $ 3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

8/11/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date

8/11/14

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

8/11/14